FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 19, 2014 (September 16, 2014)

Humana Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-5975	61-0647538
(Commission File Number)	(IRS Employer Identification No.)

500 West Main Street, Louisville, KY	40202
(Address of Principal Executive Offices)	(Zip Code)

502-580-1000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

A.	Underwriting Agreement.

On September 16, 2014, Humana Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Barclays Capital Inc., J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Securities, LLC as representatives of the several underwriters (together, the “Underwriters”), pursuant to which the Company agreed to issue and sell to the Underwriters $400,000,000 aggregate principal amount of its 2.625% Senior Notes due 2019 (the “2019 Senior Notes”), $600,000,000 aggregate principal amount of its 3.850% Senior Notes due 2024 (the “2024 Senior Notes”) and $750,000,000 aggregate principal amount of its 4.950% Senior Notes due 2044 (the “2044 Senior Notes” and, together with the 2019 Senior Notes and the 2024 Senior Notes, the “Senior Notes”), in accordance with the terms and conditions set forth in the Underwriting Agreement. The 2019 Senior Notes were sold at a public offering price of 99.995% of the aggregate principal amount thereof, the 2024 Senior Notes were sold at a public offering price of 99.867% of the aggregate principal amount thereof and the 2044 Senior Notes were sold at a public offering price of 99.518% of the aggregate principal amount thereof.

The sale of the Senior Notes has been registered with the Securities and Exchange Commission (the “Commission”) in a registration statement on Form S-3, File No. 333-180023 (the “Registration Statement”). The terms of the Senior Notes are described in the Company’s Prospectus dated March 9, 2012, as supplemented by a final Prospectus Supplement dated September 16, 2014 as filed with the Commission on September 18, 2014, pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended (the “Securities Act”).

The closing of the sale of the Senior Notes occurred on September 19, 2014, and the terms of the Senior Notes are described below. The Company estimates that the net proceeds from the sale of the Senior Notes, after deducting the Underwriters’ discounts and commissions and estimated offering expenses, will be approximately $1.73 billion.

The Underwriters have performed commercial banking, investment banking and advisory services for the Company from time to time for which they have received customary fees and expenses. The Underwriters may, from time to time, engage in transactions with and perform services for the Company in the ordinary course of their business. In addition, affiliates of certain of the Underwriters are lenders under the Company’s credit facility. The Company intends to use approximately $545 million of the net proceeds from this offering to redeem its $500 million aggregate principal amount of 6.45% senior notes due June 1, 2016 (the “2016 Senior Notes”). The Company intends to use some or all of the remaining net proceeds to repurchase shares of its common stock pursuant to its existing share repurchase authorization or future authorizations, with the intent to repurchase $1 billion of its outstanding shares no later than June 30, 2015. The Company will use any remaining net proceeds from the offering not applied to the foregoing uses for general corporate purposes.

A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated by reference herein. The description of the material terms of the Underwriting Agreement is qualified in its entirety by reference to such exhibit.

B.	Supplemental Indentures Relating to the Senior Notes

On September 19, 2014, the Company completed a public offering of the Senior Notes. The Senior Notes were issued under an indenture dated as of August 5, 2003, by and between the Company and The Bank of New York Mellon Trust Company, N.A. (formerly known as The Bank of New York Trust Company, N.A) (as successor to The Bank of New York), as trustee (the “Trustee”) (the “Original Indenture”) as supplemented by a seventh supplemental indenture, dated as of September 19, 2014, by and between the Company and the Trustee relating to the 2019 Senior Notes (the “Seventh Supplemental Indenture” and, together with the Original Indenture, the “Seventh Indenture”), an eighth supplemental indenture, dated as of September 19, 2014, by and between the Company and the Trustee relating to the 2024 Senior Notes (the “Eighth Supplemental Indenture” and, together with the Original Indenture, the “Eighth Indenture”) and a ninth supplemental indenture, dated as of September 19, 2014, by and between the Company and the Trustee relating to the 2044 Senior Notes (the “Ninth Supplemental Indenture” and, together with the Original Indenture, the “Ninth Indenture”, the Seventh Indenture, the Eighth Indenture and the Ninth Indenture are referred to herein as the “Indentures”). Pursuant to the terms of each of the Indentures, the Senior Notes are unsecured senior obligations of the Company and rank equally with all of the Company’s other unsecured, unsubordinated indebtedness. The 2019 Senior Notes bear interest at an annual rate of 2.625%, the 2024 Senior Notes bear interest at an annual rate of 3.850% and the 2044 Senior Notes bear interest at an annual rate of 4.950%. Interest on the Senior Notes is payable by the Company on April 1 and October 1 of each year, beginning on April 1, 2015. The 2019 Senior Notes mature on October 1, 2019, the 2024 Senior Notes mature on October 1, 2024 and the 2044 Senior Notes mature on October 1, 2044.

A copy of the Original Indenture was filed as an Exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2003 and is incorporated herein by reference. A copy of the Seventh Supplemental Indenture is filed as Exhibit 4.2 to this Current Report on Form 8-K and is incorporated by reference herein. The form of 2019 Senior Notes is filed as Exhibit 4.3 to this Current Report on Form 8-K and is incorporated by reference herein. A copy of the Eighth Supplemental Indenture is filed as Exhibit 4.4 to this Current Report on Form 8-K and is incorporated by reference herein. The form of 2024 Senior Notes is filed as Exhibit 4.5 to this Current Report on Form 8-K and is incorporated by reference herein. A copy of the Ninth Supplemental Indenture is filed as Exhibit 4.6 to this Current Report on Form 8-K and is incorporated by reference herein. The form of 2044 Senior Notes is filed as Exhibit 4.7 to this Current Report on Form 8-K and is incorporated by reference herein. The descriptions of the material terms of the Seventh Supplemental Indenture, the 2019 Senior

Notes, the Eighth Supplemental Indenture, the 2024 Senior Notes, the Ninth Supplemental Indenture and the 2044 Senior Notes are qualified in their entirety by reference to such exhibits. In addition, the legal opinion related to the Senior Notes is attached hereto as Exhibit 5.1 and is incorporated herein by reference.

The Trustee has also been appointed registrar and paying agent with regard to the Senior Notes and serves the same roles with respect to certain other series of the Company’s senior notes. An affiliate of the Trustee is also a lender under the Company’s existing credit facility.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The disclosures above under Item 1.01 and below under Item 2.04 of this Current Report on Form 8-K are also responsive to Item 2.03 of this Current Report on Form 8-K and are hereby incorporated by reference into this Item 2.03.

Item 2.04	Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement.

The Company has issued a redemption notice to redeem the 2016 Notes on October 20, 2014 (the “Redemption Date”) at a redemption price equal to the greater of (i) 100% of the principal amount thereof and (ii) the sum of the present values of the remaining scheduled payments on the 2016 Notes to be redeemed consisting of principal and interest, exclusive of interest accrued to the Redemption Date, discounted to the Redemption Date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the applicable Treasury Yield plus 30 basis points plus accrued interest to the Redemption Date. The notice to holders specifying the terms, conditions and procedures for the redemption is available through The Depository Trust Company and the paying agent, The Bank of New York Mellon Trust Company, N.A.

Item 7.01.	Regulation FD Disclosure.

The Company expects the refinancing of its 2016 Notes to result in a one-time expense of approximately $0.13 per diluted common share in 2014. The Company intends to provide 2015 guidance when it releases its third-quarter financial results on November 7, 2014.

Additionally, the Company issued a press release announcing the closing of the offering of the Senior Notes, which is attached as Exhibit 99.1 to this Current Report on Form 8-K and is hereby incorporated by reference herein.

None of the information furnished in this Item 7.01 hereto (including Exhibit 99.1) shall be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended. Unless expressly set forth by specific reference in such filings, none of the information furnished in this Item 7.01 (including Exhibit 99.1) shall be incorporated by reference in any filing under the Securities Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated September 16, 2014, among the Company, Barclays Capital Inc., J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Securities, LLC, as representatives of the several Underwriters.

4.1	Indenture, dated as of August 5, 2003, by and between the Company and the Bank of New York, as trustee (incorporated herein by reference to Exhibit 4.1 to Humana Inc.’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2003).
4.2	Seventh Supplemental Indenture, dated September 19, 2014, between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee.
4.3	Form of 2.625% Senior Notes due 2019.
4.4	Eighth Supplemental Indenture, dated September 19, 2014, between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee.
4.5	Form of 3.850% Senior Notes due 2024.

4.6	Ninth Supplemental Indenture, dated September 19, 2014, between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee.
4.7	Form of 4.950% Senior Notes due 2044.
5.1	Opinion of Fried, Frank, Harris, Shriver & Jacobson LLP.
23.1	Consent of Fried, Frank, Harris, Shriver & Jacobson LLP (See Exhibit 5.1).
99.1	Press Release, dated September 19, 2014, issued by the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

HUMANA INC.

BY:	/s/ Steven E. McCulley
Steven E. McCulley
Senior Vice President and Chief Accounting Officer

Dated: September 19, 2014

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated September 16, 2014, among the Company, Barclays Capital Inc., J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Securities, LLC, as representatives of the several Underwriters.

4.1	Indenture, dated as of August 5, 2003, by and between the Company and the Bank of New York, as trustee (incorporated herein by reference to Exhibit 4.1 to Humana Inc.’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2003).
4.2	Seventh Supplemental Indenture, dated September 19, 2014, between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee.
4.3	Form of 2.625% Senior Notes due 2019.
4.4	Eighth Supplemental Indenture, dated September 19, 2014, between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee.
4.5	Form of 3.850% Senior Notes due 2024.
4.6	Ninth Supplemental Indenture, dated September 19, 2014, between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee.
4.7	Form of 4.950% Senior Notes due 2044.
5.1	Opinion of Fried, Frank, Harris, Shriver & Jacobson LLP.
23.1	Consent of Fried, Frank, Harris, Shriver & Jacobson LLP (See Exhibit 5.1).
99.1	Press Release, dated September 19, 2014, issued by the Company.